UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported 10/31//2003)

                          Med Gen Inc.
     (Exact name of registrant as specified in its charter)

           Nevada                   000-29171            65-0703559
---------------------------      ----------------     -------------------
(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)         Identification No.)


 7284 West Palmetto Park Road, Suite #106, Boca Raton, FL  33433
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            (Address of principal executive offices)


                          561-750-1100
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                   (Issuer's telephone number)


                         Not Applicable
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  (Former name or former address, if changed since last report)

                     All Correspondence to:

                          Med Gen Inc.
                  7284 West Palmetto Park Road
                           Suite #106
                      Boca Raton, FL  33433

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Item 1.  Changes in Control of Registrant.

         Not Applicable


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable


Item 3.  Bankruptcy of Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable


Item 5.  Other Events.

         At a Special Meeting of the Board of Directors of the Company held on October 29, 2003, a resolution was passed authorizing a 4:1 forward split of the common stock of the Company.


Item 6.  Resignations of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits.

         Not Applicable

EXHIBITS:

None


Item 8.  Change in Fiscal Year

         Not Applicable

Item 9.  Regulation FD Disclosure

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Med Gen Inc.

                              /s/Paul B. Kravitz
                              ----------------------------------
                              Paul B. Kravitz,
                              Chairman & Chief Executive Officer
Date: 10/31/2003


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